                       SEMIANNUAL REPORT / JANUARY 31 2001

                       AIM LIMITED MATURITY TREASURY FUND


                                    [Artwork]


                                [AIM FUNDS LOGO]

                           -- Registered Trademark --

                                     Artwork

                      -------------------------------------

                       ALEXANDER HAMILTON BY JOHN TRUMBULL

             AS THE UNITED STATES' FIRST SECRETARY OF THE TREASURY,

           ALEXANDER HAMILTON PROVIDED THE BASIC MODEL FOR OUR PRESENT

          ECONOMIC SYSTEM. AFTER THE REVOLUTIONARY WAR, WHEN THE NEWLY

        FORMED UNITED STATES FOUND ITSELF DEEP IN DEBT, HAMILTON PROPOSED

         ISSUING A NEW SERIES OF GOVERNMENT BONDS WHICH WOULD PRESUMABLY

           SELL (AND DID) BECAUSE OF HIGH PUBLIC CONFIDENCE IN THE NEW

           COUNTRY. U.S. TREASURY SECURITIES CONTINUE TO BE A POPULAR

                INVESTMENT CHOICE TODAY FOR THE VERY SAME REASON.

                      -------------------------------------

AIM Limited Maturity Treasury Fund is for shareholders who seek high monthly income free from state taxes while maintaining relative stability of principal by investing in U.S. Treasury notes with maturities of three years or less.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Limited Maturity Treasury Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value. When sales charges are included in performance figures, those figures reflect the maximum 1.00% sales charge.
o The 30-day yield is calculated using a formula defined by the Securities and Exchange Commission (the SEC). The formula is based on the fund's potential earnings from dividends, interest, yield-to-maturity or yield-to-call of its holdings, net of all expenses and annualized.
o The fund's average annual total returns as of the close of the reporting period are shown in a table on the pages that follow. In addition, industry regulations require us to provide average annual total returns (including sales charges) as of 12/31/00, the most recent calendar quarter-end, which were: one year, 5.94%; five years, 5.07%; 10 years, 5.59%; inception (12/15/87), 6.19%.
o Had the advisor not absorbed fund expenses in the past, performance figures would have been lower.
o U.S. Treasury securities such as bills, notes and bonds offer a high degree of safety, and they guarantee the timely payment of principal and interest if held to maturity. Fund shares are not insured, and their value and yield will vary with market conditions.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.
o The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lehman Aggregate Bond Index, which represents the U.S. investment-grade fixed-rate bond market, is compiled by Lehman Brothers, a well-known global investment bank.
o The unmanaged Lehman 1-2 Year U.S. Government Bond Index, which represents the performance of short-term (maturing in one to two years) U.S. Treasury and U.S. government agency securities, is compiled by Lehman Brothers, a well-known global investment bank.
o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock market performance.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                   YOUR MONEY.

    This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                       AIM LIMITED MATURITY TREASURY FUND

                      SEMIANNUAL REPORT / CHAIRMAN'S LETTER

                    Dear Fellow Shareholder:

                    It's an honor to address you as the AIM Funds' new chairman.
[PHOTO OF           I feel privileged to succeed Ted Bauer, who recently retired
ROBERT H.           as AIM's chairman after a long, successful career in the
GRAHAM]             investment industry. Ted has always shown the highest degree of integrity and commitment to excellence, and I have always admired him greatly. I'm also proud to be part of the team that launched AIM almost 25 years ago. From the beginning, AIM has been a very people-oriented, service-minded company, and I plan to carry on that tradition for our shareholders, financial advisors and employees.

UNCERTAIN MARKETS
Over the six months covered by this report, the stock market and certain segments of the bond market (particularly the high-yield bond market) were rather unsettling, especially for investors who have only experienced the bull market of the 1990s. After almost a decade of double-digit returns, the S&P 500 finished 2000 in negative territory and continued to struggle in January 2001. Throughout the reporting period, overseas markets were more turbulent than their U.S. counterpart.

One point this market has driven home is the importance of diversification. While the S&P 500 declined by 3.98% for the six-month period ended January 31, 2001, the Lehman Aggregate Bond Index of investment-grade bonds returned 8.12% during that time frame. Perhaps now more than ever, it's important to spread your investments across different types of assets.

OUR RESPONSE
What do we at AIM do when markets are so uncertain? We stick with our motto:
Invest with Discipline. We continue to manage our funds with the same security-selection disciplines that have produced excellent long-term performance for so many of our funds while making prudent adjustments to our portfolios. We know that every now and then there will be a difficult period in the markets, a period that requires patience from all of us. Remember that the long-term historical trend of the markets is upward.

REASONS FOR OPTIMISM
Though markets may remain uncertain for some time and we have no way to predict when that will change, there are reasons for optimism. Shortly after the close of the calendar year, the Federal Reserve Board lowered interest rates, and many expect more cuts in the months to come. With the correction and lower rates, we now see the most attractive stock-market valuation in several years. While there is concern that the economy's record expansion may be rolling over to recession, the Fed has achieved its goal of slowing the economy and has reversed course, adding liquidity and lowering rates. Historically, this has proven to be an important catalyst to stabilizing the economy and turning markets. Declining interest rates bode well for stocks and bonds, especially hard-hit markets such as high-yield bonds.

THE VALUE OF ADVICE
The current environment illustrates the value of professional money management. When markets are volatile, many investors may be tempted to make decisions based on emotion, not strategy. The wisest choice is to rely on a professional money manager, keeping in mind that mutual funds are long-term investments.

In the following pages, your fund's portfolio managers discuss market activity and how they managed your fund during the six months ended January 31, 2001. If you have any questions or comments, please contact us through our Web site, www.aimfunds.com, or call our Client Services Department at 800-959-4246 during normal business hours. Information about your account is available at our Web site and on our automated AIM Investor Line, 800-246-5463. Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.


Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman



                       AIM LIMITED MATURITY TREASURY FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW

FUND OFFERS STABILITY AMIDST ERRATIC MARKETS

                      -------------------------------------

                        FOR 2000, GOVERNMENT MARKETS WERE

                        THE BEST-PERFORMING FIXED-INCOME

                       SECTOR, WITH LONGER-MATURITY ISSUES

                     OUTPERFORMING SHORTER-MATURITY ISSUES.

                      -------------------------------------

HOW DID AIM LIMITED MATURITY TREASURY FUND PERFORM DURING THE REPORTING PERIOD? Amid a very uncertain market environment, the fund continued to demonstrate its value by providing investors with liquidity, NAV (net asset value) stability and relatively strong performance in a period of high market volatility. The fund's NAV per share remained between $9.97 and $10.17 during the six-month reporting period.
   The fund also continued to provide steady, attractive income over the past six months. As of January 31, 2001, the fund's 30-day distribution rate at NAV was 5.42%, and the 30-day SEC yield at maximum offering price was 4.67%.
   For the six months ended January 31, 2001, the fund posted a total return of 4.90%. (This return is at NAV, which does not include sales charges.) Comparatively, the Lehman 1-2 Year U.S. Government Bond Index had a return of 5.24% for the same period.
   Although the fund does not traditionally measure itself against such market indicators as the S&P 500, it's worth noting that the fund's 4.90% total return outperformed this index, which is often viewed as representative of the stock market. The S&P 500's return of -3.98% for the six-month reporting period drives home the importance of diversification across investments.

WHAT WAS THE MARKET ENVIRONMENT LIKE OVER THE PAST SIX MONTHS?
After aggressively raising interest rates through May of 2000 to stave off inflation, the Federal Reserve Board (the Fed) left interest rates unchanged for the remainder of the year. However, in late summer and early fall, rising oil prices, unrest in the Middle East and unease about corporate earnings shortfalls combined to produce a steep stock-market decline. This followed the considerable volatility that had whipsawed investors just months earlier.
   Uncertainty about the outcome of the presidential election also roiled markets. Even the December resolution of the election controversy failed to produce a sustained rally. By then, the Fed indicated that it might consider cutting interest rates in the wake of indications of slower economic growth. But the Fed's bias shift was insufficient to counteract investors' concerns, and most key stock market indexes recorded losses for 2000.
   Then in January of the new year, the Fed cut short-term interest rates twice--first in a rare inter-meeting move and then at its scheduled month-end meeting--for a full percentage point reduction, leaving the federal funds rate (the rate banks charge one another for overnight loans) at 5.5%. While markets immediately rallied, the excitement gave way to further trepidation about the slowing economy and uncertain corporate earnings. Indeed, the U.S. economy grew at an annual rate of just 1.1% during the last quarter of 2000, its weakest performance in more than five years, accentuating how dramatically the economy has slowed since a year ago.

WHAT ABOUT THE INTEREST-RATE ENVIRONMENT?
The interest-rate environment has been a study in contrasts. For 2000, government markets were the best-performing fixed-income sector, with longer-maturity issues outperforming shorter-maturity issues.

--------------------------------------------------------------------------------

                           THUMBNAIL OF COVER ARTWORK

YIELD CURVE--U.S. TREASURY SECURITIES

As of 1/31/01, with time to maturity   [line chart]

================================================================================
3-6 months                         4.99%
                                   4.83%
1-2 years                          4.60%
                                   4.62%
================================================================================

[Area of Investment Focus]

================================================================================
5 years                            4.85%
10 years                           5.19%
30 years                           5.54%

Sources: Bloomberg, Lehman Brothers
================================================================================


          See important fund and index disclosures inside front cover.

                       AIM LIMITED MATURITY TREASURY FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW


                      -------------------------------------

                         INFLATION CONTINUES TO BE LOW,

                         AND THE FED HAS INDICATED THAT

                        IT WILL MOVE AGGRESSIVELY TO KEEP

                               THE ECONOMY AFLOAT.

                      -------------------------------------

Even so, while interest rates across the Treasury yield curve have fluctuated, the short end of the curve has seen the most movement in the past six months. Two-year notes, in which the fund invests, saw their yields drop from 6.28% six months ago to 4.61% by the end of the reporting period.
   The Treasury yield curve (shown below left), which was inverted for most of 2000, has returned to a more familiar slope in 2001, with short-term rates falling more quickly than long-term rates in anticipation of a probable easing campaign begun by the Fed. Added to that is the government's buyback program, spurred by a substantial budget surplus, which may pick up steam in the months ahead and drive up Treasury prices--which move inversely to yields--even more.

HOW DID THESE CONDITIONS AFFECT THE FUND?
Our consistent strategy of buying two-year Treasury notes and selling them when they have one year left to maturity continued to serve us well. When interest rates are falling--as they are now--the prices of these notes rise. Because we reinvest gradually over time, called a laddered maturity structure, the fund's yield will not fall as quickly as that of the two-year note in an easing environment.

DID THE TREASURY'S BROADENING BUYBACK PROGRAM AFFECT THE FUND?
Last year the U.S. Treasury began issuing fewer securities across all maturities, as well as buying back some of its own debt in the form of 30-year bonds. The 30-year bond was long considered a benchmark for interest rates, but that status has been slipping as they have become less numerous, and the 10-year bond is taking its place for many investors. The main catalyst for the buyback of the 30-year bond has been the government's ongoing budget surplus. However, it remains to be seen whether such surpluses can be sustained over the long term.
   The Treasury recently announced plans to eliminate its one-year bill, which does not enjoy the level of demand of other Treasury issues. The two-year note in which the fund invests attracts many types of investors--banks, mutual funds, insurance companies, even individuals--and at this point the Treasury has announced no plans to make any changes to its issuance.

WHAT WERE MARKET CONDITIONS LIKE AS THE REPORTING PERIOD CLOSED?
Fed Chairman Alan Greenspan has not ruled out the possibility of a more extended downturn in the United States if consumers become so disconcerted that they stop spending. However, reasons for optimism remain. Inflation continues to be low, and the Fed has indicated that it will move aggressively to keep the economy afloat. In such an environment, issues with shorter maturities tend to perform well because their yields are more dramatically affected by changes in Fed policy.

AVERAGE ANNUAL TOTAL RETURNS

As of 1/31/01, including sales charges

================================================================================
  Inception (12/15/87)               6.24%
  10 years                           5.62
  5 years                            5.15
  1 year                             7.13*
  *8.21% excluding sales charges

Past performance cannot guarantee comparable future results. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.
================================================================================

READ THIS REPORT ONLINE!
A new service--electronic delivery of fund reports and prospectuses--is available. You can read the same AIM report you are reading now--online. Once you sign up for the service, we will send you a link to the report via e-mail. If you choose to receive your reports online, you will not receive a paper copy by mail. You may cancel the service at any time by visiting our Web site.
   Please visit our Web site at www.aimfunds.com and go to "Your AIM Account." Log into your account and then click on the "View Other Account Options" dropdown menu and select "eDelivery."
   If you receive your account statements, fund reports and prospectuses from your financial advisor, rather than directly from AIM, this service is not accessible to you. Ask your financial advisor if his or her firm offers electronic delivery.
--------------------------------------------------------------------------------

          See important fund and index disclosures inside front cover.

                       AIM LIMITED MATURITY TREASURY FUND

                      SEMIANNUAL REPORT / FOR CONSIDERATION


AIM PRIVACY POLICY

We are always aware that when you invest in an AIM fund, you entrust us with more than your money. You also share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
   AIM collects nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law. For example, we use this information to administer your accounts with us through such activities as sending you transaction confirmations, annual reports, prospectuses and tax forms.
   Even within AIM, only people involved with servicing your accounts have access to your information.
   To ensure the highest level of confidentiality and security, AIM maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our Web site--www.aimfunds.com. More detail is available to you at that site.

                                  [LOCK IMAGE]


  A I M Capital Management, Inc. o A I M Distributors, Inc. o The AIM Family of
         Funds--Registered Trademark-- o AMVESCAP National Trust Company


                       AIM LIMITED MATURITY TREASURY FUND

SCHEDULE OF INVESTMENTS
January 31, 2001
(Unaudited)

                                                                            PRINCIPAL      MARKET
                                                               MATURITY      AMOUNT        VALUE
U.S. TREASURY SECURITIES--96.69%
U.S. TREASURY NOTES--96.69%
6.50%                                                         02/28/2002       26,000     26,473,460
----------------------------------------------------------------------------------------------------
6.50%                                                         03/31/2002       26,200     26,708,804
----------------------------------------------------------------------------------------------------
6.38%                                                         04/30/2002       25,800     26,303,358
----------------------------------------------------------------------------------------------------
6.63%                                                         05/31/2002       26,000     26,622,960
----------------------------------------------------------------------------------------------------
6.38%                                                         06/30/2002       26,000     26,579,280
----------------------------------------------------------------------------------------------------
6.25%                                                         07/31/2002       26,200     26,775,614
----------------------------------------------------------------------------------------------------
6.13%                                                         08/31/2002       26,000     26,548,860
----------------------------------------------------------------------------------------------------
6.00%                                                         09/30/2002       26,000     26,537,940
----------------------------------------------------------------------------------------------------
5.75%                                                         10/31/2002       26,000     26,455,780
----------------------------------------------------------------------------------------------------
5.63%                                                         11/30/2002       26,200     26,626,798
----------------------------------------------------------------------------------------------------
5.13%                                                         12/31/2002       26,000     26,223,860
----------------------------------------------------------------------------------------------------
4.75%                                                         01/31/2003       27,000     27,067,500
====================================================================================================
Total U.S. Treasury Securities (Cost $313,340,534)                                       318,924,214
====================================================================================================
TOTAL INVESTMENTS--96.69%                                                                318,924,214
====================================================================================================
OTHER ASSETS LESS LIABILITIES--3.31%                                                      10,909,609
====================================================================================================
NET ASSETS--100.00%                                                                     $329,833,823
____________________________________________________________________________________________________
====================================================================================================

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
January 31, 2001
(Unaudited)

ASSETS:

Investments, at market value (cost
  $313,340,534)                                 $318,924,214
------------------------------------------------------------
Cash                                               1,900,679
------------------------------------------------------------
Receivables for:
  Fund shares sold                                 5,976,224
------------------------------------------------------------
  Interest                                         4,140,188
------------------------------------------------------------
Investment for deferred compensation plan             47,383
------------------------------------------------------------
Other assets                                          36,013
============================================================
    Total assets                                 331,024,701
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                             591,311
------------------------------------------------------------
  Dividends                                          315,093
------------------------------------------------------------
  Deferred compensation plan                          47,383
------------------------------------------------------------
Accrued advisory fees                                 54,926
------------------------------------------------------------
Accrued administrative services fees                   6,329
------------------------------------------------------------
Accrued distribution fees                             53,529
------------------------------------------------------------
Accrued transfer agent fees                           56,094
------------------------------------------------------------
Accrued operating expenses                            66,213
============================================================
    Total liabilities                              1,190,878
============================================================
Net assets applicable to shares outstanding     $329,833,823
____________________________________________________________
============================================================

NET ASSETS:

Class A                                         $328,262,223
____________________________________________________________
============================================================
Institutional Class                             $  1,571,600
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                           32,313,533
____________________________________________________________
============================================================
Institutional Class                                  154,718
____________________________________________________________
============================================================
Class A:
  Net asset value per share                     $      10.16
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $10.16 divided by
      99.00%)                                   $      10.26
____________________________________________________________
============================================================
Institutional Class
  Net asset value, offering and redemption
    price per share                             $      10.16
____________________________________________________________
============================================================

STATEMENT OF OPERATIONS
For the six months ended January 31, 2001
(Unaudited)

INVESTMENT INCOME:

Interest                                         $ 9,752,318
============================================================

EXPENSES:

Advisory fees                                        316,761
------------------------------------------------------------
Administrative services fees                          36,970
------------------------------------------------------------
Custodian fees                                        14,739
------------------------------------------------------------
Distribution fees -- Class A                         236,127
------------------------------------------------------------
Transfer agent fees -- Class A                       189,857
------------------------------------------------------------
Transfer agent fees -- Institutional Class               231
------------------------------------------------------------
Registration and filing fees                          63,600
------------------------------------------------------------
Trustees' fees                                         3,931
------------------------------------------------------------
Other                                                 82,756
============================================================
    Total expenses                                   944,972
============================================================
Less: Expenses paid indirectly                        (3,377)
------------------------------------------------------------
    Net expenses                                     941,595
============================================================
Net investment income                              8,810,723
============================================================

REALIZED AND UNREALIZED GAIN FROM INVESTMENT
  SECURITIES:

Net realized gain from investment securities         292,056
============================================================
Change in net unrealized appreciation of
  investment securities                            5,857,288
============================================================
Net gain from investment securities                6,149,344
============================================================
Net increase in net assets resulting from
  operations                                     $14,960,067
____________________________________________________________
============================================================

See Notes to Financial Statements.
 6

STATEMENT OF CHANGES IN NET ASSETS
For the six months ended January 31, 2001 and the year ended July 31, 2000 (Unaudited)

                                                              JANUARY 31,       JULY 31,
                                                                  2001            2000
                                                              ------------    -------------
OPERATIONS:

  Net investment income                                       $  8,810,723    $  17,912,729
-------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities              292,056       (4,797,259)
-------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities                                                   5,857,288        2,049,768
===========================================================================================
    Net increase in net assets resulting from operations        14,960,067       15,165,238
===========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                       (8,756,411)     (17,525,848)
-------------------------------------------------------------------------------------------
  Institutional Class                                              (56,298)        (416,635)
-------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       22,090,934      (87,282,579)
-------------------------------------------------------------------------------------------
  Institutional Class                                             (917,886)     (14,575,249)
===========================================================================================
    Net increase (decrease) in net assets                       27,320,406     (104,635,073)
===========================================================================================

NET ASSETS:

  Beginning of period                                          302,513,417      407,148,490
===========================================================================================
  End of period                                               $329,833,823    $ 302,513,417
___________________________________________________________________________________________
===========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $332,844,956    $ 311,671,908
-------------------------------------------------------------------------------------------
  Undistributed net investment income                               27,768           29,754
-------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities                                                  (8,622,581)      (8,914,637)
-------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities                                                   5,583,680         (273,608)
===========================================================================================
                                                              $329,833,823    $ 302,513,417
___________________________________________________________________________________________
===========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
January 31, 2001
(Unaudited)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Limited Maturity Treasury Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management company consisting of seven separate series portfolios each having an unlimited number of shares of beneficial interests. The Fund currently offers two different classes of shares: Class A shares and the Institutional Class. Matters affecting each portfolio or class are voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to seek liquidity with minimum fluctuation in principal value and, consistent with this objective, the highest total return achievable.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Debt obligations that are issued or guaranteed by the U.S. Treasury are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. Distributions -- Distributions from income are declared daily and paid monthly. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

     The Fund has a capital loss carryforward of $4,224,162 as of July 31, 2000 which may be carried forward to offset future taxable gains, if any, which expires in varying increments, if not previously utilized, in the year 2005.

E. Bond Premiums -- It has been the policy of the Fund not to amortize market premiums on bonds for financial reporting purposes. In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium and discount on all fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not effect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The Fund expects that the impact of the adoption of this principle will not be material to the financial statements.

F. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated between the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.20% on the first $500 million of the Fund's average daily net assets, plus 0.175% on the Fund's average daily net assets in excess of $500 million.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended January 31, 2001, AIM was paid $36,970 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund.

For the six months ended January 31, 2001, AFS was paid $86,372 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A shares and the Institutional Class. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares. The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.15% of the Fund's average daily net assets of Class A shares. The Plan is designed to compensate AIM Distributors for certain promotional and other sales related costs and provides periodic payments to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. The Plan also imposes a cap on the total sales charges, including asset-based sales charges that may be paid by the Fund. For the six months ended January 31, 2001, the Fund paid AIM Distributors $236,127 as compensation under the Plan.
  AIM Distributors received commissions of $28,257 from sales of the Class A shares of the Fund during the six months ended January 31, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS, FMC and AIM Distributors.
  During the six months ended January 31, 2001, the Fund paid legal fees of $2,307 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the six months ended January 31, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $3,377 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $3,377.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended January 31, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended January 31, 2001 was $256,129,769 and $242,994,795, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of January 31, 2001 was as follows:

Aggregate unrealized appreciation of
  investment securities                        $5,577,044
---------------------------------------------------------
Net unrealized appreciation of investment
  securities                                   $5,577,044
_________________________________________________________
=========================================================
Cost of investments for tax purposes is $313,347,170.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the six months ended January 31, 2001 and the year ended July 31, 2000 were as follows:

                                                                          2000                             1999
                                                              ----------------------------     ----------------------------
                                                                SHARES          AMOUNT           SHARES          AMOUNT
                                                              -----------    -------------     -----------    -------------
Sold:
  Class A                                                      15,522,128    $ 156,047,275      66,719,952    $ 675,218,081
---------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                               3,036           30,341         489,034        4,947,727
===========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                         757,863        7,608,217       1,524,802       15,430,990
---------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                  74              738           1,998           20,239
===========================================================================================================================
Reacquired:
  Class A                                                     (14,082,354)    (141,564,558)    (63,662,111)    (643,993,387)
---------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                             (94,817)        (948,965)     (3,809,602)     (38,686,410)
===========================================================================================================================
                                                                2,105,930    $  21,173,048       1,264,073    $  12,937,240
___________________________________________________________________________________________________________________________
===========================================================================================================================

NOTE 8-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                          CLASS A
                                                          -----------------------------------------------------------------------
                                                          SIX MONTHS
                                                             ENDED                       YEAR ENDED JULY 31, 2000
                                                          JANUARY 31,    --------------------------------------------------------
                                                             2001          2000        1999        1998        1997        1996
                                                          -----------    --------    --------    --------    --------    --------
Net asset value, beginning of period                       $   9.96      $  10.03    $  10.07    $  10.07    $   9.97    $  10.03
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                        0.28          0.51        0.47        0.53        0.54        0.55
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                0.20         (0.07)      (0.04)         --        0.10       (0.06)
=================================================================================================================================
    Total from investment operations                           0.48          0.44        0.43        0.53        0.64        0.49
=================================================================================================================================
Less distributions from net investment income                 (0.28)        (0.51)      (0.47)      (0.53)      (0.54)      (0.55)
=================================================================================================================================
Net asset value, end of period                             $  10.16      $   9.96    $  10.03    $  10.07    $  10.07    $   9.97
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(a)                                                4.90%         4.50%       4.32%       5.42%       6.55%       4.98%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                   $328,262      $300,058    $390,018    $345,355    $389,812    $359,048
=================================================================================================================================
Ratio of expenses to average net assets                        0.60%(b)      0.54%       0.54%       0.54%       0.54%       0.54%
=================================================================================================================================
Ratio of net investment income to average net assets           5.56%(b)      5.07%       4.61%       5.29%       5.35%       5.45%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                          78%          122%        184%        133%        130%        117%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Does not deduct sales charges and is not annualized for periods less than one year.
(b)  Ratios are annualized and based on average net assets of $312,270,057.

NOTE 9-CHANGE IN INDEPENDENT PUBLIC ACCOUNTANTS

KPMG LLP was previously the independent public accountants for the Fund. Due to an investment in another fund within The AIM Family of Funds, which KPMG LLP represented to the Fund was inadvertent, and new SEC rules regarding auditor independence, KPMG LLP resigned as Fund auditors on December 28, 2000. The Board of Trustees of the Trust, upon recommendation of its Audit Committee, accepted the resignation of KPMG LLP and appointed Ernst & Young LLP as independent public accountants to audit the financial statements of the Fund. KPMG LLP had served as independent public accountants for the two years ended July 31, 2000. The audit reports of KPMG LLP on the financial statements of the Fund for the two years ended July 31, 2000 did not contain any adverse opinions or disclaimer of opinions, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with the audits for the two years ended July 31, 2000, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinions to the subject matter of the disagreement.

  Neither the Fund nor anyone on its behalf consulted with Ernst & Young LLP at any time prior to their engagement with respect to the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinions that might be rendered on the Fund's financial statements.

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM Limited Maturity Treasury Fund (the "Fund"), a portfolio of AIM Investment Securities Funds, a Delaware business trust (the "Trust"), was held on May 3, 2000. The meeting was held for the following purposes:

(1)* To elect the following Trustees: Charles T. Bauer, Bruce L. Crockett, Owen Daly II, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Prema Mathai-Davis, Lewis F. Pennock and Louis S. Sklar.

(2) To approve a new Master Investment Advisory Agreement with A I M Advisors, Inc.

(3)  To approve changing the fundamental investment restrictions of the Fund.

(4) To approve changing the investment objective of the Fund so that it is non-fundamental.

(5) To ratify the selection of KPMG LLP as independent accountants of the Fund for the fiscal year ending in 2000.

The results of the voting on the above matters were as follows:

                                                                                     Withheld/
        Trustees/Matter                                               Votes For     Abstentions
        ---------------                                               ---------     -----------
(1)*    Charles T. Bauer............................................  24,494,426       901,817
        Bruce L. Crockett...........................................  24,502,633       893,610
        Owen Daly II................................................  24,494,088       902,155
        Edward K. Dunn, Jr..........................................  24,499,721       896,522
        Jack M. Fields..............................................  24,494,928       901,315
        Carl Frischling.............................................  24,394,131     1,002,112
        Robert H. Graham............................................  24,501,946       894,297
        Prema Mathai-Davis..........................................  24,490,265       905,978
        Lewis F. Pennock............................................  24,500,754       895,489
        Louis S. Sklar..............................................  24,487,422       908,821

                                                                                                      Withheld/
        Matter                                                        Votes For     Votes Against    Abstentions
        ------                                                        ---------     -------------    -----------
(2)     Approval of a new Master Investment Advisory Agreement with
        A I M Advisors, Inc.........................................  14,840,257       350,044        3,949,741**
(3)(a)  Approval of changing or adding the Fundamental Restriction
        on Issuer Diversification...................................  14,654,070       439,065        4,046,907**
(3)(b)  Approval of changing the Fundamental Restriction on
        Borrowing Money, Issuing Senior Securities and Mortgaging or
        Pledging Assets.............................................  14,511,193       613,338        4,015,511**
(3)(c)  Approval of changing the Fundamental Restriction on
        Underwriting Securities.....................................  14,601,246       479,846        4,058,950**
(3)(d)  Approval of changing the Fundamental Restriction on Industry
        Concentration...............................................  14,603,189       507,200        4,029,653**
(3)(e)  Approval of changing the Fundamental Restriction on
        Purchasing or Selling Real Estate...........................  14,473,851       623,885        4,042,306**
(3)(f)  Approval of changing the Fundamental Restriction on
        Purchasing or Selling Commodities, on Purchasing Securities
        on Margin, Short Sales of Securities and Investing in Puts
        and Calls...................................................  14,435,960       644,565        4,059,517**
(3)(g)  Approval of changing the Fundamental Restriction on Making
        Loans.......................................................  14,494,490       605,546        4,040,006**
(3)(h)  Approval of a new Fundamental Investment Restriction on
        Investing all of the Fund's Assets in an Open-End Fund......  14,665,627       428,576        4,045,839**
(3)(i)  Approval of the Elimination of Fundamental Restriction on
        Investments in Oil, Gas or Mineral Interests................  14,354,451       742,219        4,043,372**
(3)(j)  Approval of the Elimination of Fundamental Restriction on
        Investing in Obligations not Payable in United States
        Currency....................................................  14,473,205       599,724        4,067,113**
(3)(k)  Approval of the Elimination of Fundamental Restriction on
        Purchasing any Security that is not a Direct Obligation of
        the United States Treasury..................................  14,457,072       636,585        4,046,385**
(4)     Approval of changing the Investment Objective of the Fund so
        that it is Non-Fundamental..................................  14,374,331       715,093        4,050,618**
(5)     Ratification of the selection of KPMG LLP as Independent
        Accountants of the Fund.....................................  18,087,535       271,074          781,433

* Proposal 1 required approval by a combined vote of all of the portfolios of AIM Investment Securities Funds

** Includes Broker Non-Votes

Effective September 30, 2000, Charles T. Bauer retired from his positions as an officer and trustee of the Trust and Robert H. Graham succeeded Mr. Bauer as Chairman of the Board.

BOARD OF TRUSTEES                                       OFFICERS                               OFFICE OF THE FUND
Bruce L. Crockett                                       Robert H. Graham                       11 Greenway Plaza
Director                                                Chairman and President                 Suite 100
ACE Limited;                                                                                   Houston, TX 77046
Formerly Director, President, and                       Carol F. Relihan
Chief Executive Officer                                 Senior Vice President and Secretary    INVESTMENT ADVISOR
COMSAT Corporation
                                                        Gary T. Crum                           A I M Advisors, Inc.
Owen Daly II                                            Senior Vice President                  11 Greenway Plaza
Formerly, Director                                                                             Suite 100
Cortland Trust, Inc.                                    Dana R. Sutton                         Houston, TX 77046
                                                        Vice President and Treasurer
Albert R. Dowden                                                                               TRANSFER AGENT
Chairman of the Board of Directors,                     Melville B. Cox
Cortland Trust, Inc. and DHJ Media, Inc.; and           Vice President                         A I M Fund Services, Inc.
Director, Magellan Insurance Company                                                           P.O. Box 4739
                                                        Karen Dunn Kelley                      Houston, TX 77210-4739
Edward K. Dunn Jr.                                      Vice President
Chairman, Mercantile Mortgage Corp.;                                                           CUSTODIAN
Formerly Vice Chairman, President                       Mary J. Benson
and Chief Operating Officer,                            Assistant Vice President and           The Bank of New York
Mercantile-Safe Deposit & Trust Co.; and                Assistant Treasurer                    90 Washington Street, 11th Floor
President, Mercantile Bankshares                                                               New York, NY 10286
                                                        Sheri Morris
Jack Fields                                             Assistant Vice President and           COUNSEL TO THE FUND
Chief Executive Officer                                 Assistant Treasurer
Twenty First Century Group, Inc.;                                                              Ballard Spahr
Formerly Member                                         Jim Coppedge                           Andrews & Ingersoll, LLP
of the U.S. House of Representatives                    Assistant Secretary                    1735 Market Street
                                                                                               Philadelphia, PA 19103
Carl Frischling                                         Renee A. Friedli
Partner                                                 Assistant Secretary                    COUNSEL TO THE TRUSTEES
Kramer, Levin, Naftalis & Frankel LLP
                                                        P. Michelle Grace                      Kramer, Levin, Naftalis & Frankel LLP
Robert H. Graham                                        Assistant Secretary                    919 Third Avenue
Director, President and Chief Executive Officer                                                New York, NY 10022
A I M Management Group Inc.                             Nancy L. Martin
                                                        Assistant Secretary                    DISTRIBUTOR
Prema Mathai-Davis
Member, Visiting Committee,                             Ofelia M. Mayo                         A I M Distributors, Inc.
Harvard University Graduate                             Assistant Secretary                    11 Greenway Plaza
School of Education, New School University;                                                    Suite 100
Formerly, Chief Executive Officer, YWCA of the U.S.A.   Lisa A. Moss                           Houston, TX 77046
                                                        Assistant Secretary
Lewis F. Pennock
Partner, Pennock & Cooper                               Kathleen J. Pflueger
                                                        Assistant Secretary
Louis S. Sklar
Executive Vice President,
Development and Operations,
Hines Interests
Limited Partnership

THE AIM FAMILY OF FUNDS--Registered Trademark--

                                  EQUITY FUNDS

     DOMESTIC EQUITY FUNDS                INTERNATIONAL/GLOBAL EQUITY FUNDS     A I M Management Group Inc. has provided
                                                                                leadership in the mutual fund industry since
        MORE AGGRESSIVE                           MORE AGGRESSIVE               1976 and managed approximately $170 billion
                                                                                in assets for nine million shareholders,
AIM Small Cap Opportunities(1)     AIM Latin American Growth                    including individual investors, corporate
AIM Mid Cap Opportunities(2)       AIM Developing Markets                       clients and financial institutions, as of
AIM Large Cap Opportunities(3)     AIM European Small Company                   December 31, 2000.
AIM Emerging Growth                AIM Asian Growth                                The AIM Family of Funds--Registered
AIM Small Cap Growth(4)            AIM Japan Growth                             Trademark-- is distributed nationwide, and
AIM Aggressive Growth              AIM International Emerging Growth            AIM today is the eighth-largest mutual fund
AIM Mid Cap Growth                 AIM European Development                     complex in the United States in assets under
AIM Small Cap Equity               AIM Euroland Growth                          management, according to Strategic Insight,
AIM Capital Development            AIM Global Aggressive Growth                 an independent mutual fund monitor.
AIM Constellation                  AIM International Equity                        AIM is a subsidiary of AMVESCAP PLC, one
AIM Dent Demographic Trends        AIM Advisor International Value              of the world's largest independent financial
AIM Select Growth                  AIM Worldwide Spectrum                       services companies with $402 billion in assets
AIM Large Cap Growth               AIM Global Trends                            under management as of December 31, 2000.
AIM Weingarten                     AIM Global Growth
AIM Mid Cap Equity
AIM Value II                                     MORE CONSERVATIVE
AIM Charter
AIM Value                                       SECTOR EQUITY FUNDS
AIM Blue Chip
AIM Basic Value                                   MORE AGGRESSIVE
AIM Large Cap Basic Value
AIM Balanced                       AIM New Technology
AIM Advisor Flex                   AIM Global Telecommunications and Technology
                                   AIM Global Infrastructure
       MORE CONSERVATIVE           AIM Global Resources
                                   AIM Global Financial Services
                                   AIM Global Health Care
                                   AIM Global Consumer Products and Services
                                   AIM Advisor Real Estate
                                   AIM Global Utilities

                                                 MORE CONSERVATIVE

                               FIXED-INCOME FUNDS

 TAXABLE FIXED-INCOME FUNDS            TAX-FREE FIXED-INCOME FUNDS

       MORE AGGRESSIVE                       MORE AGGRESSIVE

AIM Strategic Income               AIM High Income Municipal
AIM High Yield II                  AIM Tax-Exempt Bond of Connecticut
AIM High Yield                     AIM Municipal Bond
AIM Income                         AIM Tax-Free Intermediate
AIM Global Income                  AIM Tax-Exempt Cash
AIM Floating Rate(5)
AIM Intermediate Government                 MORE CONSERVATIVE
AIM Limited Maturity Treasury
AIM Money Market

      MORE CONSERVATIVE

The AIM risk spectrum shown above illustrates the relative risk of AIM's equity and fixed-income funds within a specified group of funds in The AIM Family of Funds--Registered Trademark--. When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. (1)AIM Small Cap Opportunities Fund is closed to new investors. (2)AIM Mid Cap Opportunities Fund is closed to new investors. (3)AIM Large Cap Opportunities Fund closed to new investors Sept. 29, 2000. (4)AIM Small Cap Growth Fund is closed to new investors. (5)AIM Floating Rate Fund was restructured to offer multiple share classes April 3, 2000. Existing shares were converted to Class B shares, and Class C shares commenced offering.
   FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after April 20, 2001, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter end.

[DALABAR AWARDS LOGO APPEARS HERE]                      [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--
                                                        INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                                                                       LTD-SAR-1
A I M Distributors, Inc.